NATURE OF OPERATIONS (Details)	12 Months Ended
Dec. 31, 2023
NATURE OF OPERATIONS
Name of reporting entity or other means of identification	Fortuna Silver Mines Inc.
Domicile of entity	British Columbia, Canada
Description of nature of entity's operations and principal activities	The Company is engaged in precious and base metal mining and related activities in Argentina, Burkina Faso, Côte d’Ivoire, Mexico, and Peru. The Company operates the open pit Lindero gold mine (“Lindero”) in northern Argentina, the underground Yaramoko gold mine (“Yaramoko”) in southwestern Burkina Faso, the open pit Séguéla gold mine (“Séguéla”) in southwestern Côte d’Ivoire, the underground San Jose silver and gold mine (“San Jose”) in southern Mexico, and the underground Caylloma silver, lead, and zinc mine (“Caylloma”) in southern Peru.
Address of entity's registered office	Suite 650 - 200 Burrard Street, Vancouver, British Columbia, V6C 3L6, Canada